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                                                                    Exhibit 99.4


Coda Energy, Inc. hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Second Amendment to Agreement and Plan of Merger (Exhibit 2.1 filed herewith) and of any omitted schedule to Amendment No. 1 to the Subscription Agreement (Exhibit 9.2 filed herewith) or to Amendment No. 1 to the Stockholders Agreement (Exhibit 99.3 filed herewith) to the Commission upon request.